UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a--6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a--12

iTeos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ITEOS THERAPEUTICS, INC.

321 Arsenal Street, Suite 301

Watertown, Massachusetts 02472

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held June 11, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), of iTeos Therapeutics, Inc. (the “Company”), will be held on June 11, 2024, at 8:30 a.m. Eastern Time. The Company has elected to hold the Annual Meeting virtually via live audio webcast. The Company determined that holding the Annual Meeting in a virtual setting will facilitate stockholder attendance by providing the ability to participate fully and equally from any location around the world at no cost. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/M6ZPMUW to register and entering the control number included on your Notice of Internet Availability of Proxy Materials (“Notice”), your proxy card or on the instructions that accompanied your proxy materials. The purpose of the Annual Meeting is the following:

1.
To elect two Class I director nominees to our board of directors (the “Board"), each to serve until the Company’s 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;
2.
To ratify the appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of Class I directors relates solely to the election of Class I directors nominated by the Board.

Only iTeos Therapeutics, Inc. stockholders of record at the close of business on April 16, 2024, will be entitled to vote at the Annual Meeting and on any adjournment or postponement thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our 2023 Annual Report to Stockholders ("2023 Annual Report"). The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2023 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the Annual Meeting and vote your shares online at that time, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your voting instructions via the Internet at the address listed on the proxy card, or over the phone, or by signing, dating and returning the proxy card. Instructions on how to vote during the Annual Meeting will be provided after you complete the registration process.

By order of the Board of Directors, Michel Detheux President and Chief Executive Officer

Watertown, Massachusetts

April 25, 2024

iTeos Therapeutics, Inc.

ITEOS THERAPEUTICS, INC.

321 Arsenal Street, Suite 301

Watertown, Massachusetts 02472

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 11, 2024

This proxy statement contains information about the 2024 Annual Meeting of Stockholders ("Annual Meeting"), of iTeos Therapeutics, Inc. (the "Company"), which will be held on June 11, 2024 at 8:30 a.m. Eastern Time. The Company has elected to hold the Annual Meeting virtually via live audio webcast. The Company determined that holding the Annual Meeting in a virtual setting will facilitate stockholder attendance by providing the ability to participate fully and equally from any location around the world at no cost. You will be able to attend and participate in the Annual Meeting online by following the instructions at meetnow.global/M6ZPMUW, where you will be able to listen to the meeting live, submit questions and vote. Supported browsers include Chrome, MS Edge, Firefox and Safari.

The Board of Directors of iTeos Therapeutics, Inc. (the “Board”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “iTeos,” “the Company,” “we,” “us,” and “our” refer to iTeos Therapeutics, Inc. The mailing address of our principal executive offices is iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Internet Availability of Proxy Materials ("Notice"). You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2023 (the "2023 Annual Report") available to stockholders on or about April 25, 2024.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in July 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 11, 2024:

This proxy statement and our 2023 Annual Report to Stockholders are available for viewing, printing and downloading at www.envisionreports.com/ITOS.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission ("SEC"), except for exhibits, will be furnished without charge to any stockholder upon written request to iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are also available on the SEC’s website at www.sec.gov.

ITEOS THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 25, 2024, we will begin mailing the Notice. Our proxy materials, including the Notice of 2024 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a bank, broker or other nominee), a voting instruction form, and the 2023 Annual Report will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 25, 2024. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2024 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2023 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2024 Annual Meeting of Stockholders, this proxy statement and our 2023 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

Our Board is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 16, 2024.

How many votes can be cast by all stockholders?

There were 35,965,522 shares of our common stock, par value $0.001 per share, outstanding on April 16, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. No shares of preferred stock were outstanding as of April 16, 2024.

How do I vote?

Over the Internet prior to the Annual Meeting:

To provide voting instructions over the Internet, please go to the following website: www.envisionreports.com/ITOS, and follow the instructions at that site for submitting your proxy electronically. Internet voting facilities will close immediately prior to the commencement of the Annual Meeting. If you submit voting instructions over the Internet, you do not need to complete and mail your proxy card or submit your voting instructions by telephone.

By Telephone prior to the Annual Meeting:

To provide voting instructions by telephone, please call 1-800-652-8683, and follow the instructions provided on the proxy card. If you submit voting instructions by telephone, you do not need to complete and mail your proxy card or submit your voting instructions over the internet. Telephonic voting facilities will close immediately prior to the commencement of the Annual Meeting.

By Mail prior to the Annual Meeting:

To submit voting instructions using the printed proxy card that may be delivered to you upon request, complete, sign and date the proxy card and return it promptly, in the postage prepaid envelope provided to Proxy Services, c/o Computer Investor Services, PO Box 43101, Providence RI 02040-5067. If you submit a proxy card by mail, you do not need to submit voting instructions over the Internet or by telephone. If we receive the proxy card submitted by mail not later than 5:00 P.M. EDT, on the business day prior to the day of the Annual Meeting, we will vote your shares as you direct.

Online during the Annual Meeting:

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your iTeos Therapeutics, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 6, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail: Computershare, iTeos Therapeutics, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International 1-781-575-2748.

What are the Board’s recommendations on how to vote my shares?

Our Board recommends a vote:

Proposal 1: FOR election of the Class I director nominees

Proposal 2: FOR ratification of the selection of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public accounting firm

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and submitting a new proxy by mail that we receive before the start of the Annual Meeting or submit new voting instructions by phone or over the Internet, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee to find out how to change your voting instructions.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes cast, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and, therefore, do not have an effect on the voting on such proposals. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal 1: Election of Class I director nominees

For the election of the Class I director nominees, the director nominees presented must be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, meaning that the director nominees with the greatest number of FOR votes cast for election, even if less than a majority, will be elected. Proposal 1 is a non-routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHOLD for any director nominee and will be treated as broker non-votes. Because there is no minimum vote required, abstentions and broker non-votes will have no effect on the voting of Proposal 1.

Proposal 2: Ratification of the selection of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as our independent registered public accounting firm

For the ratification of the selection of Deloitte as our independent registered public accounting firm for our 2024 fiscal year, the proposal must receive a majority of votes cast in person or by proxy at the Annual Meeting. To ratify the selection of Deloitte, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Proposal 2 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 2.

If there are insufficient votes to approve Proposal(s) 1 or 2 your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees with the greatest number of FOR votes cast for election, even if less than a majority, will be elected. Shares voting WITHHOLD will have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next year’s annual meeting of our stockholders must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 26, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS

Our Board currently consists of nine members. In accordance with the terms of our certificate of incorporation and bylaws, our Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are Jill M. DeSimone and David K. Lee, and their terms will expire at the Annual Meeting;
•
the Class II directors are Aaron Davis, Tony Ho and Ann D. Rhoads, and their terms will expire at the annual meeting of stockholders to be held in 2025; and
•
the Class III directors are Michel Detheux, David L. Hallal, Robert Iannone and Tim Van Hauwermeiren, and their terms will expire at the annual meeting of stockholders to be held in 2026.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our bylaws provide for a plurality voting standard for the election of directors, which means that the director nominees with the greatest number of FOR votes cast for election, even if less than a majority, will be elected. The number of votes cast with respect to that director’s election excludes abstentions and broker non-votes with respect to that director’s election. Because there is no minimum vote required under the plurality voting standard, abstentions and broker non-votes will have no effect on the election of directors. The proxies will be voted in favor of the above director nominees unless a contrary specification is made in the proxy.

Further, our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.

Our Board has nominated Jill M. DeSimone and David K. Lee for election as Class I directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If any nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board.

Nominees for Election as Class I Directors

The following table sets forth the name, age as of April 25, 2024, and certain other information for our directors, David K. Lee and Jill M. DeSimone, each with a term expiring at the Annual Meeting (each of whom is a nominee for election as a director at the Annual Meeting).

Name	Position and Offices Held With iTeos	Director Since	Class and Year in Which Term Will Expire	Age
Jill M. DeSimone	Director	2024	Class I—2024	68
David K. Lee	Director	2023	Class I—2024	42

Jill M. DeSimone has served as a director since March 2024. Ms. DeSimone most recently served as President of U.S. Oncology at Merck & Co., Inc. from 2014 to 2022, where she built the company’s oncology division. Prior to joining Merck, she served as senior vice president of Global Women’s Health at Teva Pharmaceutical Industries Ltd from 2012 to 2014. Prior to her time at Teva, Ms. DeSimone served in several roles of increasing responsibility at Bristol Myers Squibb from 1980 to 2012, including senior vice president of U.S. Oncology & Commercial from 2010 to 2012 and senior vice president of U.S. Virology/HIV from 2006 to 2010. Ms. DeSimone currently serves as a member of the board of directors of Oncternal Therapeutics, Inc., Kinnate Biopharma, Inc., Praxis Precision Medicines, Inc. and Affini-T Therapeutics Inc. She also serves as a board member for the Florida Cancer Specialists Foundation and Swim Across America. Ms. DeSimone received a B.S. in pharmacy from Northeastern University and completed a fellowship with the Wharton School of the University of Pennsylvania. We believe that Ms. DeSimone is qualified to serve as a member of our Board because of her experience in the life sciences sector, managerial expertise, and corporate board service.

David K. Lee has served as a director since December 2023. Mr. Lee is an experienced pharmaceutical leader who has been the Chief Executive Officer of Servier Pharmaceuticals (part of the larger Servier Group) since its inception in 2018. Prior to his role at Servier Pharmaceuticals, Mr. Lee held global and U.S. leadership positions at Shire plc, Baxter International Inc., Baxalta, GSK plc, and

Novartis AG where he successfully led cross functional teams, overseeing successful approval of products in multiple therapeutic areas. Most recently, he was the Global Head of Oncology and Rare Diseases at Shire. Mr. Lee received his Bachelor of Arts in Biochemistry from Harvard University and his Master of Business Administration from Harvard Business School. We believe that Mr. Lee is qualified to serve as a member of our Board because of his expertise in drug development and managerial experience in the life sciences sector.

The Board recommends voting “FOR” Proposal 1 to elect David K. Lee and Jill M. DeSimone as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2027.

Directors Continuing in Office

The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 25, 2024.

Name	Position and Offices Held With iTeos	Director Since	Class and Year in Which Term Will Expire	Age
Aaron Davis	Director	2020	Class II—2025	45
Tony Ho	Director	2021	Class II—2025	58
Ann D. Rhoads	Director	2020	Class II—2025	58
Michel Detheux, Ph.D.	President, Chief Executive Officer and Director	2012	Class III—2026	57
David L. Hallal	Director and Chairman of the Board	2018	Class III—2026	57
Tim Van Hauwermeiren	Director	2018	Class III—2026	52
Robert Iannone	Director	2021	Class III—2026	57

Class II Directors (Term Expires at 2025 Annual Meeting)

Aaron Davis has served as a member of our Board since March 2020. Mr. Davis has served as Co-Founder and Chief Executive Officer of Boxer Capital, LLC (“Boxer Capital”), the healthcare arm of the Tavistock Group, a private investment organization, since 2005 and 2012 respectively. Mr. Davis leads the firm's research team, deal structuring, and portfolio management. He is also the Chief Executive Officer and a member of the Board of Directors of MVA Investors, LLC. Mr. Davis is currently the Chairman of the Board of Directors of Civi Biopharma Inc., and a member of the Board of Directors of Flare Therapeutics Inc. and Odonate Therapeutics Inc. He was formerly the Chief Executive Officer and Chairman of BCTG Acquisition Corp., and he was on the Board of Directors of Mirati Therapeutics Inc., Rain Oncology Inc., and Tango Therapeutics, Inc. Prior to joining the Tavistock Group, Mr. Davis worked in the Global Healthcare Investment Banking and Private Equity Group at UBS Warburg, LLC. Mr. Davis holds an M.S. in biotechnology from Columbia University and a B.B.A. degree in finance from Emory University. We believe that Mr. Davis is qualified to serve as a member of our Board because of his experience serving as a director of biotechnology companies and as a manager of funds specializing in the area of life sciences.

Tony Ho, M.D. has served as a member of our Board since April 2021. Dr. Ho is a highly accomplished R&D leader with experience throughout his nearly 20-year career across all phases of R&D, including discovery, early and late-stage clinical development and regulatory. Dr. Ho currently serves on the Board of Directors of Engrail Therapeutics, Inc. and Qihan Holdings Limited. Most recently Dr. Ho served as the Executive Vice President, Research and Development of CRISPR Therapeutics AG (“CRISPR”), a biotechnology company, from 2017 to 2021. Prior to CRIPSR, Dr. Ho held a number of roles at AstraZeneca plc, a pharmaceutical and biotechnology company, between 2012 and 2017, most recently Senior Vice President and Head of Oncology Integration and Innovation. At AstraZeneca, he led the development and commercialization of two key drugs: LYNPARZA, a PARP inhibitor for ovarian cancer, and IMFINZI, a PD-L1 inhibitor and AstraZeneca’s first immuno-oncology drug for bladder cancer. Prior to joining AstraZeneca, Dr. Ho was the Neurology and Ophthalmology Clinical Section Head at Merck Research Laboratories, Merck & Co., Inc., a global biopharmaceutical company, and led multiple development programs including the approval of Maxalt for pediatric migraine and Zioptan for glaucoma. Prior to joining Merck, Dr. Ho was the Co-Founder and Chief Scientific Officer of Neuronyx Inc., a regenerative medicine company. He received his M.D. from the Johns Hopkins University School of Medicine and his B.S. in Electrical Engineering at the University of California, Los Angeles. He completed his residency and neurophysiology fellowship in the Department of Neurology at the Johns Hopkins Hospital. He was an Assistant Professor at Johns Hopkins Hospital and is an adjunct Associate Professor at the University of Pennsylvania and Johns Hopkins University. He has published over 80 papers across several fields and is co-inventor of seven patents. We believe that Dr. Ho is qualified to serve on our Board due to his experience in oncology drug development and his leadership experience in the life science industry as a physician, his executive roles and his board memberships.

Ann D. Rhoads has served as a member of our Board since June 2020. Ms. Rhoads served as the Chief Financial Officer for Forty Seven, Inc., a clinical-stage biotechnology company, which was acquired by Gilead Sciences, Inc. from March 2018 to April 2020. From January 2017 to March 2017, Ms. Rhoads was a consultant to Zogenix, Inc., a pharmaceutical company. From March 2010 until January 2017, Ms. Rhoads served as the Chief Financial Officer, Executive Vice President, Secretary and Treasurer of Zogenix. From 2000 to 2009, she served as Chief Financial Officer of Premier Inc., a healthcare supply management company. Ms. Rhoads has served as a member of the Board of Directors of Globus Medical, Inc. since July 2011, Repare Therapeutics, Inc. since June 2020 and QuidelOrtho Corporation since August 2020. Ms. Rhoads also previously served on the Board of Directors of Evoke Pharma, Inc. from 2013 to 2020 and Iridex Corporation from 2017 to 2018. Ms. Rhoads received a B.S. in Business Administration in Finance from the University of Arkansas and an MBA from Harvard Business School. We believe that Ms. Rhoads is qualified to serve as a member of our Board because of her executive experience in the life sciences industry.

Class III Directors (Term Expires at 2026 Annual Meeting)

Michel Detheux, Ph.D. has served as our President, Chief Executive Officer and a director since our inception. Dr. Detheux previously served as a director at Ludwig Cancer Research from December 2010 to March 2012. Prior to that, Dr. Detheux worked in various scientific roles at Ogeda S.A. (f/k/a Euroscreen), a clinical stage drug discovery company. Dr. Detheux holds a degree of bio-engineer and a Ph.D. in biochemistry from Université Catholique de Louvain and a business certificate from Solvay Business School. We believe that Dr. Detheux is qualified to serve as a member of our Board because of his expertise in discovery and business development, and managerial experience.

David L. Hallal has served as the Chairman of our Board since June 2018. He also has served as the Chairman of the Board of Directors of Scholar Rock Holding Corporation since July 2017 and as the Lead Independent Director of the Board of Directors of Seer, Inc. since March 2018. Since December 2017, Mr. Hallal has served as Chairman of the Board of Directors and Chief Executive Officer of ElevateBio, LLC, a biotechnology company. From September 2018 to May 2021, he served as Chairman and Chief Executive Officer of AlloVir, Inc., a late clinical-stage cell therapy company and now is the Executive Chairman of the Board of the Directors of AlloVir. Prior to that, from June 2006 to December 2016, Mr. Hallal served in executive roles of increasing responsibility at Alexion Pharmaceuticals, Inc., a pharmaceutical company, most recently serving as Chief Executive Officer from April 2015 to December 2016, Chief Operating Officer from September 2014 to April 2015 and Chief Commercial Officer, Head of Commercial Operations from July 2006 to September 2014, as well as a member of the Board of Directors from September 2014 to December 2016. Mr. Hallal holds a B.A. in psychology from the University of New Hampshire. We believe that Mr. Hallal is qualified to serve as Chairman of our Board because of his experience as an executive at numerous pharmaceutical companies.

Tim Van Hauwermeiren, M.Sc. EMBA, has served as a member of our Board since June 2018. Mr. Van Hauwermeiren is the co-founder and has served as Chief Executive Officer of argenx SE, a biopharmaceutical company, since July 2008, and has served as a member of the Board of Directors since July 2017. Mr. Van Hauwermeiren has also served on the Board of Directors of RayzeBio, Inc. since 2023 and the Board of Directors of Aelin Therapeutics NV since 2018. Mr. Van Hauwermeiren holds a B.Sc. and M.Sc. in bioengineering from Ghent University (Belgium) and an Executive MBA from The Vlerick School of Management. We believe that Mr. Van Hauwermeiren is qualified to serve as a member of our Board because of his extensive general management and business development experience across the life sciences and consumer goods sectors.

Robert Iannone, M.D., M.S.C.E. has served as a member of our Board since April, 2021. Dr. Iannone has served as Executive Vice President, Research and Development of Jazz Pharmaceuticals plc, a biopharmaceutical company, since May 2019. In this role, Dr. Iannone oversees product development, clinical operations and regulatory affairs. Dr. Iannone brings more than 17 years of experience in clinical drug development. From April 2018 until May 2019, Dr. Iannone served as Head of Research and Development and Chief Medical Officer of Immunomedics, Inc., a biopharmaceutical company. Prior to that, from July 2014 to April 2018, Dr. Iannone served in the roles of Senior Vice President and Head of Immuno-oncology, Global Medicines Development and the Global Products Vice President at AstraZeneca plc, a global science-led biopharmaceutical company. From 2004 to 2014, Dr. Iannone served in management roles at Merck Co., Inc., a global biopharmaceutical company, culminating in his role as Executive Director and Section Head of Oncology Clinical Development. From 2001 to 2004, he served as Assistant Professor of Pediatrics and from 2004 to 2012 as Adjunct Assistant Professor of Pediatrics at the University of Pennsylvania School of Medicine. Dr. Iannone served on the Board of Directors of Jounce Therapeutics, Inc., a clinical-stage immunotherapy company, from January 2020 to March 2023 and has been serving on the Board of Directors of Autolus plc Therapeutics since June 2023. Dr. Iannone received a B.S. from The Catholic University of America, an M.D. from Yale University and an M.S.C.E. from University of Pennsylvania and completed his residency in Pediatrics and fellowship in Pediatric Hematology-Oncology at Johns Hopkins University. We believe that Dr. Iannone is qualified to serve on our Board due to his experience in oncology drug development and his leadership experience in the life science industry as a physician, his executive roles and his board memberships.

There are no family relationships among any of our executive officers, other senior management or directors. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers that do not serve on our Board, and sets forth their current positions at iTeos and their ages as of April 25, 2024.

Name	Position and Offices Held With iTeos	Officer Since	Age
Matthew Call	Chief Operating Officer	2019	51
Matthew Gall	Chief Financial Officer	2020	47
Yvonne McGrath, Ph.D.	Chief Scientific Officer	2020	50

Matthew Call has served as our Chief Operating Officer since August 2019. Mr. Call previously served as Chief Operating Officer at Endocyte Inc., a biopharmaceutical company owned by Novartis International AG, from December 2018 to July 2019 and held various roles at Endocyte since April 2003, including Vice President, Business Development & Marketing. Mr. Call holds a B.A. in English from Brigham Young University and an MBA from Purdue University.

Matthew Gall has served as our Chief Financial Officer since June 2020. Mr. Gall previously held various roles at Sarepta Therapeutics, Inc., a commercial-stage biotechnology company, from January 2012 to June 2020, including most recently as Senior Vice President of Corporate Development from November 2019 to June 2020, Vice President of Business Development and Corporate Treasurer from March 2018 to November 2019, Senior Director, Head of Business Development and Treasurer from September 2015 to March 2018 and Director of Corporate Development from January 2014 to August 2015. Mr. Gall holds a B.S. in Purchasing and Materials Management from Bowling Green State University and an MBA from The University of Chicago Booth School of Business.

Yvonne McGrath, Ph.D. has served as our Chief Scientific Officer since January 2022. Dr. McGrath served as our Vice-President of Research & Development from May 2020 to December 2020. Dr. McGrath served as Chief Scientific Officer of Complix N.V., a biopharmaceutical company, from May 2014 to April 2020. Prior to that, Dr. McGrath served as Head of Development at Immunocore Ltd., a biotechnology company, from January 2010 to April 2014. Dr. McGrath holds a B.A. in genetics from Queen’s University Belfast and a Ph.D. from the University of Wales, Cardiff College of Medicine.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL

AS ITEOS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2024

iTeos’ stockholders are being asked to ratify the appointment by the audit committee of the Board of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte has served as our independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting iTeos’ independent registered public accounting firm and has appointed Deloitte as auditors for iTeos for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint Deloitte as iTeos’ independent registered public accounting firm. However, the Board believes that submitting the appointment of Deloitte to the stockholders for ratification is good corporate governance. The selection of Deloitte as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte. If the selection of Deloitte is not ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of iTeos and its stockholders.

A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

iTeos incurred the following fees from Deloitte for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2023 and 2022. All fees were approved by the Audit Committee.

	For the Year Ended
	2023	2022
Audit fees (1)	$891,917	$853,287
Tax fees	30,000	140,987
All other fees (2)	1,895	1,895
Total fees	$923,812	$996,169

(1)
Audit fees consist of fees for the audit of our annual financial statements and the review of our interim financial statements.
(2)
All other fees consist of license fees for accounting research software.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by Deloitte other than in accordance with the pre-approval policies and procedures described above.

The Board recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as iTeos’ independent registered public accounting firm for the fiscal year ending December 31, 2024.

CORPORATE GOVERNANCE

Director Nomination Process

Identifying and Evaluating Director Nominees.

Our Board is responsible for filling vacancies on our Board and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies individuals qualified to serve as directors, consistent with criteria approved by our Board and in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Boards’ approval to fill a vacancy or as director nominees for election to the Board by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our Board are as follows:

•
Nominees should demonstrate high standards of personal and professional ethics and integrity.
•
Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•
Nominees should have skills that are complementary to those of the existing board.
•
Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.
•
Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

In evaluating proposed director candidates, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity considerations, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence, and the needs of the Board. Our corporate governance guidelines also provide that diversity on the Board should be considered by our nominating and corporate governance committee in the director evaluation and nomination process. While we have no formal policy regarding board diversity, our nominating and corporate governance committee believes that it is essential that the members of the Board represent diverse viewpoints. Our nominating and corporate governance committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and fulfill its responsibilities to our stockholders.

Our Board believes that all members of the Board should devote sufficient time and attention to their duties and to otherwise fulfill the responsibilities required of directors. Our Board does not believe that explicit limits on the number of other boards of directors on which a director sits, or on other activities a director pursues, are appropriate. However, in accordance with our corporate governance guidelines, our nominating and corporate governance committee considers whether the performance of a director has been or is likely to be adversely affected by excessive time commitments, including service on other boards of directors. Service on an excessive number of public company boards is commonly referred to as “overboarding”. Our Board believes that each of our directors has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors.

Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such recommendations should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder recommending the candidate. Stockholder recommendations should be addressed to iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders.

Director Independence

Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2024, our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that all members of our Board, except Michel Detheux, Ph.D., are independent directors, including for purposes of Nasdaq and the SEC rules. In making that determination, our Board considered the relationships that each director has with us and all other facts and circumstances the Board deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders. The composition and functioning of our Board and each of our committees will comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board has established an audit committee, a compensation committee, a nominating and corporate governance committee and a science and technology committee. Each such committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq and reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee is posted on the corporate governance section of our website.

Audit Committee

Ann D. Rhoads, Jill M. DeSimone, and David K. Lee serve on the audit committee, which is chaired by Ann D. Rhoads. Our Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our Board has determined that Ms. Rhoads is an “audit committee financial expert” as defined under the applicable rules of the SEC. In accordance with the audit committee charter, our Board has determined that the simultaneous service of Ms. Rhoads on four public company audit committees, inclusive of our audit committee, would not impair the ability of such member to effectively serve on our audit committee. During the fiscal year ended December 31, 2023, the audit committee met five times and acted by unanimous written consent once.

The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm;
•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
evaluating the performance, responsibilities, budget and staffing of our internal audit function and reviewing our internal audit plan;
•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•
reviewing and discussing with our independent auditors any audit problems or difficulties and management’s response thereto;
•
reviewing the auditor’s annual report on our audited financial statements;
•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•
reviewing quarterly earnings releases; and
•
overseeing our cybersecurity risk and reviewing regular reports, at least annually, from our senior management, on various cybersecurity matters, including overall assessment of our compliance with cybersecurity policies and procedures as well as topics including existing and new cybersecurity risks, status on how management is addressing and/or mitigating those risks, cybersecurity and date privacy incidents (if any) and status on key information security initiatives.

Compensation Committee

Tim Van Hauwermeiren, Robert Iannone and Ann D. Rhoads serve on the compensation committee, which is chaired by Tim Van Hauwermeiren. Our Board has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the compensation committee met four times and acted by unanimous written consent three times. The compensation committee’s responsibilities include:

•
annually reviewing and recommending to the Board the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation recommending to the Board the equity and non-equity compensation, including the cash-based incentive compensation, of our Chief Executive Officer;
•
reviewing and making recommendations to the Board regarding the equity and non-equity compensation of our other executive officers;
•
overseeing management’s decisions regarding the compensation of all other members of senior management;

•
reviewing and reassessing, and where appropriate, making recommendations to the Board regarding, our overall management compensation, philosophy and policy;
•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
•
reviewing and recommending to the Board the compensation of our directors;
•
preparing our compensation committee report if and when required by SEC rules;
•
appointing, compensating and overseeing any compensation consultant, legal counsel, or other advisor retained by the committee;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Compensation Committee Interlocks and Insider Participation

During 2023, Tim Van Hauwermeiren, Robert Iannone and Ann D. Rhoads served on our compensation committee. Detlev Biniszkiewiez served on our compensation committee until June 13, 2023. During 2023, no member of our compensation committee was an officer or employee or was formerly an officer of the Company, and no member had any relationship that would require disclosure under Item 404 of Regulation S-K of the Exchange Act. None of our executive officers has served on the Board or the compensation committee (or other Board committee performing equivalent functions) of any other entity, one of whose executive officers served on our Board or on our compensation committee.

Nominating and Corporate Governance Committee

David L. Hallal, Tony Ho and Ann D. Rhoads serve on the nominating and corporate governance committee, which is chaired by David L. Hallal. Our Board has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the nominating and corporate governance committee met twice and acted by unanimous written consent twice. The nominating and corporate governance committee’s responsibilities include:

•
developing and recommending to the Board criteria for Board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the Board;
•
recommending to the Board the persons to be nominated for election as directors and to each of the board’s committees;
•
reviewing and discussing with the Board the corporate succession plans for key executive officers;
•
overseeing the approach to managing environmental and social matters, including related risks and opportunities;
•
developing and recommending to the Board a code of business conduct and ethics and a set of corporate governance guidelines and periodically reviewing and proposing revisions to such documents; and
•
overseeing the evaluation of our Board and management.

The nominating and corporate governance committee considers candidates for Board membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Science and Technology Committee

Our science and technology committee consists of Robert Iannone, Aaron Davis and Tony Ho and is chaired by Robert Iannone. The functions of the science and technology committee include:

•
assisting the Company in evaluating research and development issues and decisions;
•
periodically reviewing and advising the Board on the Company’s strategic direction and investment in research and development and technology;
•
reviewing management proposals regarding potential mergers, acquisitions, divestitures, licenses and collaborations, and other key strategic transactions outside the ordinary course of the Company’s business ("Corporate Strategic Transactions"), and periodically evaluating and reviewing with management strategies for identifying potential Corporate Strategic Transactions;
•
reviewing and evaluating the Company’s progress in implementing its long-term strategic plans and discussing appropriate modifications to its long-term strategic plans to reflect changes in market or business conditions.

Our science and technology committee met three times in 2023.

Board and Committee Meetings Attendance

The full Board met five times during 2023 and acted by unanimous written consent three times. During 2023, each member of the Board attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). The non-management directors met four times in executive session during the fiscal year ended December 31, 2023. The audit committee and the Board have established a procedure whereby interested parties may make their concerns known to non-management directors, which is described on our website.

Director Attendance at Annual Meeting of Stockholders

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting, however directors are encouraged to attend the annual meeting of stockholders to the extent practicable. All then serving directors attended the 2023 Annual Meeting of Stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales, derivative transactions of our stock and hedging transactions by our executive officers, directors, employees and certain designated consultants and contractors.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), agents and representatives, including directors and consultants. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.iteostherapeutics.com/corporate-governance/documents-and-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for certain officers or any director, we will disclose the nature of such amendment or waiver on our website, in an annual report on Form 10-K, in a quarterly report on Form 10-Q or in a current report on Form 8-K.

Clawback Policy

We have adopted a Policy for Recoupment of Incentive Compensation (“Clawback Policy”), which provides for the recoupment of cash and non-cash incentive compensation, including equity-based compensation, as described below. The policy applies to the Company’s current and former executive officers. Compensation that is granted, earned or vested based on the attainment of a financial goal (not an operational goal or subject to time-based vesting) is subject to recoupment. In the event the Company is required to prepare an accounting restatement of its previously issued financial statements due to material noncompliance with any financial reporting requirement under the securities laws (i.e., to correct one or more material errors), the Company will recoup from each covered individual all excess incentive compensation received by such covered individual during the three completed years immediately preceding the date on which the Company is required to prepare the accounting restatement. The full text of the Clawback Policy was included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 6, 2024.

iTeos' Philosophy on Corporate Responsibility

Since our founding over a decade ago, our purpose has been the pursuit of pioneering the discovery and development of transformative treatments for people living with cancer. This commitment extends beyond therapeutic development and is one rooted in nurturing a vibrant culture of ownership and community, empowering us to construct a sustainable business for a brighter future. In our pursuit to change the lives of patients through science, we believe our adherence to effective governance and ethical standards as well as Environmental, Social and Governance (ESG) policies reflects unity among our stakeholders – an essential pillar for building a resilient and responsible business.

Our Corporate Values - Our DOCS Code

•
Data Driven: We are driven by scientific curiosity, and we follow the data where they lead us.
•
Ownership: We take initiative and responsibility, and we are empowered to deliver results that will change lives.
•
Courage: We have the courage to stand for bold ideas because improving the lives of people with cancer requires audacity and urgency.
•
Stronger Together: Together we are stronger, and we achieve our common goals by collaborating and valuing our differences.

Environmental, Social and Governance

We are committed to integrating ESG principles into how we operate and create sustainable value for society and all of our stakeholders. We strive to promote a healthy and productive workforce through employee engagement and talent development as well as by embracing cultural, ethnicity, racial, gender identity, sexual orientation, cognitive, social and professional diversity because we know that the only way we can make new cures possible is by working together. We are doing our part to reduce our environmental impacts where we can, whether through travel, technology, or office space.

Alignment to the United Nations Sustainable Development Goals (SDGs)

We believe that the 17 United Nations SDGs are representative of the most complex global challenges. We have prioritized nine SDGs where we can help make the greatest difference based on our expertise, therapeutics areas, and business strategies. These nine SDGs are: good health and well-being; quality education; gender equality; decent work and economic growth; reduced inequalities; sustainable cities and communities; responsible consumption and production; climate action; and peace, justice and strong institutions.

Dedication to Employees

Our mission to improve the lives of people living with cancer is dependent on our ability to attract, develop and retain the industry’s best and brightest talent across all dimensions of diversity. This understanding informs our approach to managing our talent. As of December 31, 2023, we had 157 full-time employees, 17% of whom were over 50 years old, 75% of whom were between the ages of 30-50 years old, and 8% of whom were under 30 years old. Of these employees, 67 were on our research and development team, 58 were on our clinical team, and 32 were on in general and administrative functions.

We believe our future as a leading immuno-oncology company is based on the strength and health of our team. We are dedicated to providing an inclusive, collaborative, and safe work environment for our employees. We regularly measure employee engagement to identify areas of focus and further improvement. Additionally, maintaining open lines of communication across the Company is an important feature of our culture and improves our performance.

We prioritize our employees' career advancement, and actively work across the organization to provide opportunities for our people to grow with the Company and assume more senior roles as the Company expands. We offer a number of employee training programs, including on-demand learning, educational sessions to share knowledge across the Company about research and development topics in the healthcare sector, primarily in the oncology field, and a leadership development program focusing on communication and effective interaction with others. iTeos also sponsors an annual tuition reimbursement program for job-related continuing education through accredited programs and industry conferences and trainings.

We also offer a comprehensive total rewards package that includes market-competitive pay, broad-based equity grants and bonuses, healthcare benefits, retirement savings plans, and paid time off and family leave. The grant of stock option and restricted stock units, as well as the opportunity to purchase iTeos shares of Common Stock under the Company’s Employee Stock Purchase Plan, allows employees to participate and benefit from the future success of iTeos.

Safety and Well-Being

Employee health and safety in the workplace is one of our main priorities. We established a Health and Safety Committee, which provides a forum for employees and management to work together to prevent health and safety problems and to develop strategies to ensure a safe and healthy work environment.

We provide access to programs that strengthen and support the emotional wellness and resiliency of our workforce. These resources include an Employee Assistance Program, which provides a highly accessible channel for employees to quickly and discreetly receive information, advice, or guidance on any personal questions or difficulties that may affect their personal well-being and functioning within the Company. We also offer access to an online application that promotes mindfulness and offers guided meditation.

We continue to embrace hybrid ways of working that balance workplace flexibility with structured time together to collaborate and connect in person at our offices. Our goal is to provide the ability to work seamlessly across diverse workplaces, enabled by enhanced tools and technology designed to optimize productivity and collaboration.

Human Rights

A core belief at iTeos is that every individual deserves to be treated with respect and fairness. As a global company, we adhere to international labor standards and relevant labor and employment laws in all regions where we conduct operations. This includes, but is not limited to, the prohibition of child exploitation and child labor; prohibition of forced, bonded or indentured labor and involuntary prison labor; prohibition of inhumane treatment or the threat of any form of modern slavery or human trafficking; and upholding the right to freedom of association.

Diversity

At iTeos, we celebrate our differences and value the power of a diverse array of people who bring all of themselves to work. We embrace cultural, racial, gender, cognitive, social and professional diversity because we know that the only way we can make new cures possible is by working together. As of December 31, 2023, women represent 58% and men represent 42% of our global workforce. Women represent 49% of the leadership positions at the Director level or above, and our Executive Committee, which represents the most senior leadership positions at the Company, is 33% female.

With corporate offices in Watertown, MA and Gosselies, Belgium, we employ people with cultural diversity and languages from multiple European Union countries as well as representation from the Middle East, Africa, and South America. The Company currently employs people from 16 different countries and we expect that number will continue to grow with the Company’s success.

Board Diversity Matrix (as of April 27, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	-	-
Part II: Demographic Background
African American or Black	-	-	-	-

Alaskan Native or Native American	-	-	-	-
Asian	-	2	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	5	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Demographic Background Undisclosed	-

Social Responsibility

Preclinical Studies and Animal Welfare

As part of our efforts to bring scientific innovation to the world in a humane way, we apply the principles of the 3Rs - Replacement, Reduction, and Refinement – across our preclinical work. We understand the ethical obligation to limit harm to animals in research and testing, and we persistently pursue alternatives that replace or diminish the necessity for animal experimentation. Through the application of the 3R principles, we champion animal welfare whilst ensuring scientific integrity to ensure that the work that we do generates meaningful scientific progress.

Clinical Trials

To promote patient safety, rights, and privacy, we enforce procedures following The Declaration of Helsinki, the Good Clinical Practice (GCP) defined by International Council for Harmonisation (ICH) E6, as well as national and local regulations. Essential documents produced for our clinical trials, such as protocols or informed consent forms, are approved by governing bodies and ethical committees promoting independent and patient right and safety focused reviews. During the trials, continuous evaluation of patient safety is our top priority and is evaluated regularly by our clinical team with all relevant stakeholders. The risk benefit ratio is driving clinical design and trial management.

In collaboration with a Quality Representative and a Data Privacy Officer, our Clinical Operations department provides real-time oversight of the trials, including the respect of patient consent and privacy.

Products

Our products are manufactured following Good Manufacturing Practice (GMP) defined by ICH Q7 within plants holding Manufacturing and Importation Authorizations and regularly inspected by competent authorities.

Biobank

We are a registered Biobank at the Belgian Federal Agency for Medicines and Health Products as defined by the law of January 9, 2018. This allows our research and development team to work with human body material while respecting patients and donors’ rights and privacy. A managing physician oversees the biobank activity and provides regular reports to an ethical committee.

Community Involvement

At iTeos, we know that small streams lead to big rivers. Through both corporate initiatives and individual contributions of our employees, we seek to make a deep impact on the communities where our people live and work, and where patients are treated. Our recent work in the community includes:

•
Participation in the European Leukodystrophies Association annual one week run and walk – Since 2019 we have supported all iTeos team members’ registration costs and donated 10,000€ to help fund research on Leukodystrophies, which is a group of rare orphan genetic diseases.
•
‘iTeos Moves for Ukraine’ initiative – In May of 2022, in partnership with atlasGO, we donated 25,000€ to Samu Social, a reputable organization in Belgium which supports the homeless and asylum seekers, to support their work in Ukraine, including further strengthening its establishment of a mobile ‘Ukraine Crisis Team’, supporting the activation of 30 accommodation locations, and helping develop a reception and orientation desk at Brussels-Midi railway station.
•
iTeos participated in an initiative known as "Relai pour la vie - Relay for Life," a solidarity movement initiated by the Belgian Cancer Foundation aimed at collectively mitigating the impact of cancer. Funds raised during the Relay initiative are channeled directly to the Cancer Foundation, fueling oncology research in Belgium, extending support to patients and their families through grants, promoting healthy lifestyles, and mobilizing all available resources and services to advance the fight against cancer. iTeos has mobilized its employees to actively support this cause and raised 9,000 € for this association. Notably, iTeos proudly holds the title of the largest sponsor of Relay for Life in the city of Charleroi for the year 2023.

Environment

While iTeos’ core business is aimed on improving the lives of people with cancer, we also have a responsibility to protect our environment and understand that individual actions make a difference in both the U.S. and Belgium. We are mindful of our footprint and make conscious efforts to reduce, reuse, and recycle.

We are an Eco-Partner with Graine de vie (Seed of Life), a non-governmental organization created under Belgian and Luxembourg law, enabling the compensation of the ecological footprints of industrialized countries through planting of trees in developing countries. The goal of this campaign is to plant trees which produce resources for daily life (fruit, coffee, cacao), support employment of local workers during tree planting, and support campaigns to protect and restore forests.

Alongside tree planting initiatives in developing countries, we partnered with the "Forest Connection Fund," a Belgian local organization focusing on connecting residents and visitors to local forests and linking different forest areas, particularly the 'Brabantse Wouden' (Forêt de Meerdaal, Forêt de Soignes, and Hallerbos). This fund’s goal is to strengthen the relationship between such forests and people, aiming to re-establish their original connection and create a green crescent around Brussels, Belgium. This involves acquiring and reforesting land between the existing forests, in collaboration with stakeholders and partners. Apart from ecological benefits like improving air quality, biodiversity, and CO2 capture, the fund aims to enhance the living environment for all residents and visitors, domestically and internationally.

In addition, our Belgian office, which occupies lab and office space in an EOLE building, one of the first buildings offering some ecological solutions, possesses an environmental permit required to operate as a biotech company to ensure: (i) protection of employees, (ii) protection of the environment from GMO propagation and (iii) waste management linked to GMO activities. iTeos exceeds the minimum legal requirements in waste management. Finally, approximately 20% of our company cars in Belgium are electric or hybrid and we hope to increase this percentage in the near future.

Board Leadership Structure and Board’s Role in Risk Oversight

Our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, which allows us flexibility to make leadership decisions in the best interest of the Company. The Board regularly considers the appropriate leadership structure for the Company and currently separates the roles of chairman of the Board and chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board's oversight responsibilities continue to grow. Our chairman of the Board has a number of critical responsibilities, including: presiding over Board meetings and executive sessions of the independent directors; in consultation with the chief executive officer, scheduling and setting the agendas for the Board meetings; ensuring open communication between the independent directors and executive leadership; providing input on the appropriate size, structure and composition of the Board and committees of the Board; maintaining frequent communication with the chief executive officer in between Board meetings to consider issues of importance to the Company, management and the Board; and representing the Board in communications with stockholders or other stakeholders. Our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. The Board may reevaluate whether the Company and its stockholders are best served by continuing to separate the roles of chairman of the Board and chief executive officer.

One of the most critical roles of our Chief Executive Officer and Board members is managing risk. Today’s environment consists of ongoing disruption, innovation, and technological change. Increasing disruption leads to greater risks, which may become greater still because they are often interconnected. Our Chief Executive Officer and senior management team are primarily responsible for managing the risks we face in the ordinary course of operating the business. We have implemented and continue to refine a formalized enterprise risk management process. On an annual basis, we identify key risks, assess their potential impact and likelihood, and, where appropriate, implement operational measures and controls to ensure adequate risk mitigation. Periodically, a long-term comprehensive enterprise risk management update is provided to our Board. The long-term goal of our enterprise risk management process is to ingrain a culture of risk awareness and mitigation throughout the organization that can be applied to our current business activities as well as our assessment and pursuit of future business opportunities.

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board's risk oversight role is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The Board discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. In performing their risk oversight role, our Board and each of its committees have full access to management, as well as the ability to engage outside advisors.

Below is a summary of key risk oversight responsibilities of our Board and its committees:

Audit Committee
- Investment of existing cash
- Cyber security
- Cash allocation
- Cash runway
- Cash spend
N&CG Committee
- Succession planning
- Environment, Social, Governance (ESG)
Full Board
- Clinical programs and pipeline
- Regulatory
- Chemistry, manufacturing, and controls (CMC)
- Competition
- IP
Compensation Committee
- Compensation risk assessment
S&T Committee
- Investment of research and development resources
- Pipeline risk balance

Communication with the Directors of iTeos

Any interested party with concerns about our company may report such concerns to our Board or the chairman of our Board and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o iTeos Therapeutics, Inc.

321 Arsenal Street, Suite 301

Watertown, Massachusetts 02472

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to iTeos’ legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with iTeos’ legal counsel, with independent advisors, with non-management directors, or with iTeos’ management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by iTeos regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. iTeos has also established a toll-free telephone number for the reporting of such activity, which is 877-250-1966. Reports can also be made online at https://www.whistleblowerservices.com/ITOS.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during 2023. Other than as set forth in the table below, we did not pay any compensation, make any additional equity awards or non-equity awards to any of the non-employee members of our Board in 2023. During 2023, Dr. Detheux, our chief executive officer, was a member of our Board but received no additional compensation for his services as a director. See the section titled “Executive compensation—Summary Compensation Table” for more information about Dr. Detheux’s compensation in 2023.

Name (1)	Fees earned or paid in cash ($)	Option awards ($) (2)	All Other Compensation		Total ($)
Detlev Biniszkiewicz, Ph.D. (3)	$42,033	$-	$5,000	(8)	$47,033
Aaron Davis (4)	$-	$253,523	$-		$253,523
Derek DiRocco (5)	$47,500	$253,523	$-		$301,023
David L. Hallal	$162,901	$253,523	$-		$416,424
Tim van Hauwermeiren	$50,000	$253,523	$-		$303,523
Tony Ho	$51,500	$253,523	$-		$305,023
Robert Iannone	$54,746	$253,523	$-		$308,269
David K. Lee (6)	$3,485	$319,952	$-		$323,437
Ann D. Rhoads	$64,000	$253,523	$-		$317,523
Matthew Roden (7)	$21,447	$-	$-		$21,447

(1)
As of December 31, 2023, Dr. Biniszkiewicz held stock options to purchase 47,254 shares of our common stock, Mr. Davis held stock options to purchase 73,137 shares of our common stock, Mr. DiRocco held stock options to purchase 50,754 shares of our common stock, Mr. Hallal held stock options to purchase 359,119 shares of our common stock, Mr. Van Hauwermeiren held stock options to purchase 193,815 shares of our common stock, Dr. Ho held stock options to purchase 77,698 shares of our common stock, Mr. Iannone held stock options to purchase 77,698 shares of our common stock, Mr. Lee held stock options to purchase 44,766 shares of our common stock, Ms. Rhoads held stock options to purchase 100,315 shares of our common stock and Dr. Roden held stock options to purchase 67,363 shares of our common stock.
(2)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to our non-employee directors during fiscal year 2023, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 8 of our audited consolidated financial statements included in Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our directors upon the exercise of the stock options or any sale of the underlying shares of common stock.
(3)
Mr. Biniszkiewicz resigned from the Board on June 13, 2023.
(4)
Mr. Davis waived his rights to cash retainer fees under our non-employee director compensation policy.
(5)
Mr. DiRocco resigned from the Board on December 5, 2023.
(6)
Mr. Lee was appointed to the Board on December 5, 2023.
(7)
Dr. Roden resigned from the Board on February 3, 2023.
(8)
Amount reflects annual consulting fees paid to Dr. Biniszkiewicz under the consultancy agreement described below.

Non-Employee Director Compensation

During the year ended December 31, 2023, our non-employee directors were eligible to receive the following cash retainers and equity awards:

Annual retainer for board membership
Annual service on the Board of Directors	$40,000
Additional annual retainer for non-executive chairperson of the Board of Directors
Annual service as chairperson of the Board of Directors	$110,000
Additional annual retainer for committee membership
Annual service as member of the audit committee (other than chair)	$7,500
Annual service as chair of the audit committee	$15,000
Annual service as member of the compensation committee (other than chair)	$5,000
Annual service as chair of the compensation committee	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$4,000
Annual service as chair of the nominating and corporate governance committee	$8,000
Annual service as member of the science and technology committee (other than chair)	$7,500
Annual service as chair of the science and technology committee	$15,000

In 2022, our compensation committee, in consultation with Radford, its independent compensation consultant, amended our non-employee director compensation policy (the “Amended Policy”). Under the Amended Policy, as well as the 2020 plan, the aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director in a calendar year period will not exceed $750,000 ($1,000,000 for the calendar year in which a director is first appointed to our Board). The Amended Policy also reflects, among other changes, the removal of a prescribed number of shares subject to options to be granted to directors on an annual basis and upon their initial appointment to the Board. Under the Amended Policy, on the date of each annual meeting of stockholders, each non-employee director who will continue as a non-employee director following such meeting will automatically be granted an annual equity award, which may consist of an option to purchase shares of our common stock, restricted stock units (“RSUs”), restricted stock awards (“RSAs”), or a combination thereof, with a value determined in the discretion of the Board but subject to the applicable limits set forth in our 2020 plan and the Amended Policy (the “Annual Grant”). Under the Amended Policy, upon initial election to our Board, each non-employee director will be granted an initial equity award, which may consist of an option to purchase shares of our common stock, RSUs, RSAs, or a combination thereof, with a value determined in the discretion of the Board but subject to the applicable limits set forth in our 2020 plan and the Amended Policy (the “Initial Grant”). The vesting terms of the Initial Grant and Annual Grant will be determined by the Board at the time of grant and such awards are subject to full accelerated vesting upon the sale of our company, subject to such director’s continued service to us through the date of such sale.

During 2023, our Board determined that the Annual Award should consist of an option to purchase 22,383 shares of our common stock with a grant date of June 13, 2023, which the Board, in consultation with Radford, estimated would be at approximately the 75th percentile for equity awards granted to directors at our peer companies. The Board further established that the 2023 Annual Award will vest and become exercisable in full on June 13, 2024. There were no changes under the Amended Policy to the annual cash retainers to be received by our non-employee directors for board membership and service on board committees. Employee directors will continue to receive no additional compensation for their service as a director.

We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board or any committee thereof.

In connection with Dr. Roden’s resignation from the Board, he entered into a consultancy agreement with us under which he will provide consulting services to us until January 31, 2024, subject to earlier termination. Under the terms of the agreement, Dr. Roden will receive a yearly consulting fee of $5,000, as well as an hourly fee for services rendered, and will retain, and continue to be eligible to vest in, his outstanding equity awards. Provided that the term of the consulting agreement does not terminate for Cause, as defined in our 2020 Stock Option and Incentive Plan, Dr. Roden’s stock option awards that are vested and outstanding as of the last day of the consulting period will remain exercisable during the six-month period following such date.

In connection with Dr. Biniszkiewicz’s resignation from the Board, he entered into a consultancy agreement with us under which he will provide consulting services to us until June 13, 2024, subject to earlier termination. Under the terms of the agreement, Dr. Biniszkiewicz will receive a yearly consulting fee of $5,000, as well as an hourly fee for services rendered, and will retain, and continue to be eligible to vest in, his outstanding equity awards. Provided that the term of the consulting agreement does not terminate for Cause, as defined in our 2020 Stock Option and Incentive Plan, Dr. Roden’s stock option awards that are vested and outstanding as of the last day of the consulting period will remain exercisable during the six-month period following such date.

In connection with Mr. DiRocco’s resignation from the Board, the exercise period for Mr. DiRocco’s vested options was extended until December 5, 2024.

Executive Compensation

Executive Compensation Overview

Our compensation programs are designed to:

•
attract, motivate, incentivize and retain employees at the executive level who contribute to our long-term success; and
•
effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our compensation committee is responsible for reviewing and making recommendations to the Board regarding the equity and non-equity compensation of our executive officers, including our chief executive officer. Our chief executive officer also makes compensation recommendations to our compensation committee for each of our executive officers, other than with respect to his own compensation. These recommendations cover each executive officer’s target total direct compensation, consisting of base salary and short-term and long-term compensation, including equity incentives. In making these recommendations, our chief executive officer considers a variety of factors, including our results, the executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties and his or her achievement of individual goals, as well as the relative compensation among all of our executive officers. Our compensation committee reviews the recommendations of our chief executive officer and other data, including compensation survey data and publicly-available data of our peers. Our compensation committee then makes a recommendation to our Board for approval of the target total direct compensation, and each element thereof, for each of our executive officers, including our chief executive officer. While our chief executive officer attends certain meetings of our compensation committee, our compensation committee meets outside the presence of our chief executive officer when discussing his compensation and when discussing certain other matters as well.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. The compensation committee has retained Radford, which is part of the Rewards Solutions practice at Aon plc (“Radford”), as its compensation consultant to provide it with market information, analysis and other advice relating to executive and director compensation on an ongoing basis. The compensation committee engaged Radford to, among other things, assist in developing a group of peer companies to help us evaluate the competitiveness of the overall compensation level for our executive officers, as well as to assess each separate element of compensation. The compensation committee considers Radford’s advice when making compensation decisions that are intended to further the objective that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Radford creates any conflict of interest because Radford does not perform any other work for the Company besides advising the compensation committee.

As an emerging growth company, we have opted to comply with the scaled executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the "Securities Act"). This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer and our next two most highly compensated executive officers (collectively, our “named executive officers”), during our fiscal year ending December 31, 2023. Our named executive officers for 2023 are:

•
Michel Detheux, Ph.D., our Chief Executive Officer;
•
Mathew Call, our Chief Operating Officer; and
•
Matthew Gall, our Chief Financial Officer

Compensation for our executive officers consists primarily of the following main components: base salary, certain bonus opportunities, and equity incentives. Our executive officers are eligible to participate in our health and welfare benefit plans on the same terms as our other full-time employees.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during each of 2023 and 2022 (or 2023 only in the case of Mr. Gall), as applicable to each named executive officer.

Name and principal position	Year	Salary ($)	Stock awards ($) (1)	Option awards ($) (1)	Non-equity incentive plan compensation ($) (2)	All other compensation ($) (3)	Total ($)
Michel Detheux,	2023	578,863	295,200	4,428,800	384,516	80,395	5,767,774
Ph.D. Chief Executive Officer	2022	555,729	358,600	9,227,886	310,897	55,757	10,508,869
Matthew Call,	2023	472,850	432,960	1,664,000	209,396	23,968	2,803,174
Chief Operating Officer	2022	452,490	-	2,225,164	172,058	14,000	2,863,711
Matthew Gall,	2023	441,150	403,440	1,664,000	191,851	15,000	2,715,441
Chief Financial Officer

(1)
The amounts reported represent the aggregate grant date fair value of the stock options and RSUs awarded to our named executive officers during fiscal year 2022 and fiscal year 2023 as applicable, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options and RSUs reported in this column are set forth in Note 8, Stock-based compensation, of our audited consolidated financial statements included in Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The amounts reported in this column reflect the accounting cost for these stock options and RSUs and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options, or the vesting and settlement of the RSUs, or any sale of the underlying shares of common stock.
(2)
The amounts reported reflect annual performance bonuses paid to our named executive officers with respect to the achievement of company and individual performance goals in the 2022 performance period, which was measured from February 1, 2022 through January 31, 2023, and the 2023 performance period, which was measured from February 1, 2023 through December 31, 2023. Annual performance bonuses for the 2022 and 2023 performance periods were paid in March 2023 and March 2024, respectively.
(3)
The amounts reported for 2023 include: (i) an employer 401(k) plan match of $13,200 for each of Dr. Detheux, Mr. Call and Mr. Gall; (ii) a technology allowance of $1,800 for each of Dr. Detheux, Mr. Call and Mr. Gall; (iii) a family home leave expense reimbursement of $16,206 for Dr. Detheux under our Home Leave Policy, as amended from time to time; (iv) expense reimbursement paid to Dr. Detheux for annual financial and tax services ($24,891), which was paid to Dr. Detheux in Euros and converted to U.S. dollars at the closing exchange rate of $1.105 per Euro on December 31, 2023; (v) expense reimbursement paid to Mr. Call for a temporary relocation of $7,012; (vi) tax gross ups to Dr. Detheux in the amount of $24,298 and to Mr.Call in the amount of $1,956;
The amounts reported for 2022 include: (i) an employer 401(k) plan match of $12,200 for each of Dr. Detheux and Mr. Call; (ii) a technology allowance of $1,800 for each Dr. Detheux and Mr. Call; (iii) a family home leave expense reimbursement of $5,437 for Dr. Detheux under our Home Leave Policy, as amended from time to time; (iv) immigration visa expense reimbursement of $6,040 paid to Dr. Detheux; (v) expense reimbursement paid to Dr. Detheux for annual financial and tax services $18,565, which was paid to Dr. Detheux in Euros and converted to U.S. dollars at the average exchange rate for 2022 of $1.0544; (vi) a tax gross-up to Dr. Detheux in the amount of $11,715 related to items (iii), (iv) and (v) above.

Narrative to Summary Compensation Table

Base salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our Board, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2023, the annual base salaries for each of Dr. Detheux, Mr. Call and Mr. Gall were $582,600, $475,900 and $444,100, respectively.

Bonuses

During fiscal year 2023, the named executive officers were eligible for incentive compensation opportunities based upon achievement of both corporate and individual goals determined by the Board, calculated as a target percentage of annual base salary. Each named executive officer may earn more or less than the target amount based on our Company’s and his individual performance. For 2023, the bonus target for Dr. Detheux was 60% of his base salary, the bonus target for Mr. Call was 40% of his base salary, and the bonus target for Mr. Gall was 40% of his base salary. Dr. Detheux's bonus for 2023 was based entirely on achievement of the Company's 2023 corporate objectives. Messrs. Call and Gall's bonus for 2023 was based 80% on achievement of the Company's 2023 corporate objectives and 20% on individual performance tied to achievement of functional objectives.

Equity compensation

Although we do not have a formal policy with respect to the granting of equity incentive awards to our executive officers, we believe that equity grants directly link the compensation of our executives with our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time.

401(k) Plan

We maintain a tax-qualified retirement plan (the "401(k) Plan") that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. The 401(k) plan provides for voluntary tax-deferred salary deductions for all employees of up to 100% of their annual compensation, as limited by an annual maximum amount as determined by the Internal Revenue Service. The Company provides a matching contribution of up to 4% (100% of employee contributions up to the first 4% of eligible compensation). The Company contributed approximately $312,000 and $250,000 to the 401(k) Plan for the years ended December 31, 2023 and 2022, respectively.

Health and Welfare Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision insurance plans, in each case in accordance with plan terms and on the same basis as all of our other full-time employees.

We believe the perquisites described in footnote 3 of the Summary Compensation Table above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Executive employment arrangements

We have entered into employment agreements with each of our named executive officers.

Michel Detheux, Ph.D.

In June 2020, we entered into a new employment agreement with Dr. Detheux for the position of Chief Executive Officer, which became effective upon the closing of our IPO. The employment agreement provides for Dr. Detheux’s at-will employment and sets forth his initial base salary and his eligibility for an annual performance bonus based upon assessment by the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Dr. Detheux’s annual base salary and annual performance target bonus for 2023 are described above.

Dr. Detheux is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Dr. Detheux is eligible to receive 50% of his highest annualized base salary paid to him within the two-year period preceding the last day of his employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Dr. Detheux’s non-competition covenant, which we refer to as his garden leave pay. If Dr. Detheux is eligible to receive either the severance amount or the Detheux Change in Control Payment (described below), such payment(s) shall be reduced by the amount of his garden leave pay.

In the event that Dr. Detheux is terminated without “cause” or resigns for “good reason”, as each term is defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive 18 months of his then-current base salary. Further, in the event that Dr. Detheux is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a “change in control”, as defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to Dr. Detheux’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Detheux Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Dr. Detheux, with such awards becoming fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Matthew Call

In June 2020, we entered into a new employment agreement with Mr. Call for the position of Chief Operating Officer, effective upon the closing of our IPO. This agreement provides for Mr. Call’s at-will employment and sets forth his initial base salary, which has subsequently increased as described above, and his eligibility for an annual performance bonus with a target equal to 40% of his base salary based upon assessment by the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Mr. Call is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Mr. Call is eligible to receive 50% of his highest annualized base salary paid to him by the Company within the two-year period preceding the last day of his employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Mr. Call’s non-competition covenant, which we refer to as his garden leave pay. If Mr. Call is eligible to receive either the severance amount or the Call Change in Control Payment (described below), such payment(s) shall be reduced by the amount of his garden leave pay.

In the event that Mr. Call is terminated without “cause” or resigns for “good reason”, as each term is defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to 12 months of his then-current base salary. Further, in the event that Mr. Call is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a change in control, as defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to Mr. Call’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Call Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Mr. Call, with such awards becoming fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Matthew Gall

In June 2020, we entered into a new employment agreement with Mr. Gall for the position of Chief Financial Officer, effective upon the closing of our IPO. This agreement provides for Mr. Gall’s at-will employment and sets forth his initial base salary, which has subsequently increased as described above, and his eligibility for an annual performance bonus with a target equal to 40% of his base salary based upon assessment by the Board or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Mr. Gall is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Mr. Gall is eligible to receive 50% of his highest annualized base salary paid to him by the

Company within the two-year period preceding the last day of his employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Mr. Gall’s non-competition covenant, which we refer to as his garden leave pay. If Mr. Gall is eligible to receive either the severance amount or the Gall Change in Control Payment (described below), such payment(s) shall be reduced by the amount of his garden leave pay.

In the event that Mr. Gall is terminated without “cause” or resigns for “good reason”, as each term is defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to 12 months of his then-current base salary. Further, in the event that Mr. Gall is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a change in control, as defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to Mr. Gall’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Gall Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Mr. Gall, with such awards becoming fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Outstanding equity awards at fiscal 2023 year-end

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023:

	Option awards						Stock Awards
Name	Vesting commencement date		Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Number of Shares/Units of Stock That Have Not Vested		Market Value of Shares/Units of Stock That Have Not Vested (7)	Equity Incentive Plan Awards: Number of Unearned Shares/Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Michel Detheux, Ph.D.	1/1/2018	(4)	373,442	—	4.30	6/11/2025	—		—	—	—
	5/1/2020	(3)(4)	293,946	35,518	4.24	5/1/2030	—		—	—	—
	6/1/2020	(3)(4)	61,464	8,780	6.16	6/18/2030	—		—	—	—
	7/23/2020	(2)(4)	884,425	150,999	19.00	7/16/2030	—		—	—	—
	3/1/2021	(2)(4)	99,000	45,000	41.58	3/1/2031	—		—	—	—
	3/11/2022	(2)(4)	154,219	198,281	36.21	3/11/2032	5,000	(5)	54,750	—	—
	3/9/2023	(2)(4)	—	346,000	16.66	3/9/2033	—		—	—	—
	12/5/2023	(2)(4)	—	—	—		30,000	(6)	328,500	—	—
Matthew Call	2/21/2020	(3)(4)	107,864	—	2.95	12/4/2029	—		—	—	—
	5/1/2020	(3)(4)	146,835	17,074	4.24	5/1/2030	—		—	—	—
	3/1/2021	(2)(4)	49,500	22,500	41.58	3/1/2031	—		—	—	—
	6/24/2021	(2)(4)	45,000	27,000	23.19	6/24/2031	—		—	—	—
	3/11/2022	(2)(4)	37,188	47,812	36.21	3/11/2032	—		—	—	—
	3/9/2023	(2)(4)	—	130,000	16.66	3/11/2033	—		—	—	—
	12/5/2023	(2)(4)	—	—	—		44,000	(6)	481,800	—	—
Matthew Gall	6/18/2020	(2)(4)	263,011	39,635	6.16	6/11/2025	—		—	—	—
	3/1/2021	(2)(4)	49,500	22,500	41.58	5/1/2030	—		—	—	—
	6/24/2021	(2)(4)	15,000	9,000	23.19	3/1/2031	—		—	—	—
	3/11/2022	(2)(4)	37,188	47,812	36.21	6/24/2031	—		—	—	—
	3/9/2023	(2)(4)	—	130,000	16.66	3/11/2032	—		—	—	—
	12/5/2023	(2)(4)	—	—	—		41,000	(6)	448,950	—	—

(1)
The exercise price was converted from Euros to U.S. dollars based on the exchange rate on October 1, 2019 of 1USD:1.0932€.
(2)
The option grant is subject to the terms of our 2020 Plan. One-fourth of the shares subject to the stock option vest on the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through such date. Thereafter, 1/48 of the shares subject to the stock option vest on a monthly basis following the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date.

(3)
The option grant is subject to the terms of our 2019 Stock Option and Grant Plan, or the 2019 Plan. One-fourth of the shares subject to the stock option vest on the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through such date. Thereafter, 1/48 of the shares subject to the stock option vest on a monthly basis following the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date. The option was granted on October 1, 2019, in connection with our reorganization and exchange of warrants in iTeos Belgium for stock options in our company.
(4)
Upon the named executive officer’s continued service to us through a sale event, 100% of the then-unvested shares subject to the option shall become vested immediately prior to the consummation of such sale event.
(5)
The restricted stock units fully vest on March 11, 2026, with 25% of the shares vesting on each anniversary of March 11, 2022, subject to Dr. Detheux continuing to provide services to the Company through each such vesting date.
(6)
The restricted stock units fully vest on December 5, 2025, subject to the named executive officer’s continued provision of services to the Company through such vesting date.
(7)
Market values reflect the closing price of our common stock on the Nasdaq Global Market on December 29, 2023 (the last business day of 2023), which was $10.95.

Compensation Risk Assessment

We believe that, although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking.

This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2023, to which we were or will be a party, in which:

•
the amount involved in the transaction exceeds, or will exceed, $120,000; and
•
in which any of our executive officers, directors or holder of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our directors are described elsewhere in this Proxy Statement under “Director Compensation” and “Executive Compensation.”

Indemnification agreements

Provisions in our amended and restated bylaws require indemnification of our officers and members of our Board to the fullest extent permitted under Delaware law. In addition, we have entered into indemnification agreements with each of our executive officers and the members of our Board.

Policies for Approval of Related Party Transactions

Our Board reviews and approves, as appropriate, transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party. In connection with our initial public offering, our Board adopted a written related party transactions policy. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, and their immediate family members.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of April 16, 2024, information regarding the beneficial ownership of our common stock by:

•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of 5% or more of our outstanding common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all of our current directors and executive officers as a group.

The column entitled “Shares Beneficially Owned” is based on a total of 35,965,522 shares of our common stock outstanding as of April 16, 2024.

Each individual or entity shown on the table has furnished information with respect to beneficial ownership. Except as otherwise indicated below, the address of each officer, director and five percent stockholder listed below is c/o iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of April 16, 2024 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Shares Beneficially Owned
	Number	Percentage
5% or Greater Stockholders
Entities Affiliated with MPM Capital (1)	4,484,728	12.5%
BlackRock, Inc. (2)	4,261,745	11.9%
Entities Affiliated with RA Capital (3)	4,417,259	12.3%
Entities Affiliated with Boxer Capital (4)	1,854,812	5.2%
Entities Affiliated with EcoR1 Capital LLC (5)	3,779,615	10.5%
Directors, Named Executive Officers and Other Executive Officers
Michel Detheux, Ph.D. (6)	2,245,099	6.2%
Matthew Call (7)	609,109	1.7%
Matthew Gall (8)	527,513	1.5%
Aaron Davis (9)	73,137	0.2%
Jill M. DeSimone	—	0.0%
David L. Hallal (10)	359,119	1.0%
Tim Van Hauwermeiren (11)	193,815	0.5%
Tony Ho, M.D. (12)	77,698	0.2%
Robert Iannone (13)	77,698	0.2%
David K. Lee	—	0.2%
Ann D. Rhoads (14)	100,315	0.3%
All executive officers and directors as a group (12 persons) (15)	4,504,627	12.5%

* Represents beneficial ownership of less than one %.

(1)
Information herein is based solely on a Form 4 filed by MPM BioVentures 2014, L.P. (“BV 2014”), MPM BioVentures 2014 (B), L.P. (“BV 2014(B)”), MPM Asset Management Investors BV2014 LLC (“AM BV2014 LLC”), MPM BioVentures 2018, L.P. (“BV 2018”), MPM BioVentures 2018 (B), L.P. (“BV 2018(B)”), MPM Asset Management Investors BV2018 LLC (“AM BV2018 LLC”), UBS Oncology Impact Fund L.P. (“UBS Oncology”), MPM BioVentures 2014 GP LLC (“BV 2014 GP”), MPM BioVentures 2014 LLC (“BV 2014 LLC”), MPM BioVentures 2018 GP LLC (“BV 2018 GP”), MPM BioVentures 2018 LLC (“BV 2018 LLC”), Oncology Impact Fund (Cayman) Management LP (“Oncology Cayman”), MPM Oncology Impact Management LP (“Oncology LP”) and MPM Oncology Impact Management GP LLC (“Oncology GP”) (collectively, the “MPM Entities”) and Ansbert Gadicke, Luke Evnin, Todd Foley and Edward Hurwitz (collectively, the “Listed Persons” and together with the MPM Entities, the “Filing Persons”) with the SEC on January 6, 2022. Consists of 1,544,580 shares held by BV 2014, 97,289 shares held by BV 2014(B), 53,164 shares held by AM BV2014 LLC, 975,523 shares held by BV 2018, 48,966 shares held by BV 2018(B), 19,263 shares held by AM BV 2018 LLC and 1,745,943 shares held by UBS Oncology. BV 2014 GP and BV 2014 LLC are the direct and indirect general partners of BV 2014 and BV 2014(B). BV 2014 GP and BV 2014 LLC are the direct and indirect general partners of BV 2014 and BV 2014(B). BV 2014 LLC is the manager of AM BV2014 LLC. BV 2018 GP and BV 2018 LLC are the direct and indirect general partners of BV 2018 and BV 2018(B). BV 2018 GP and BV 2018 LLC are the direct and indirect general partners of BV 2018 and BV 2018(B). BV 2018 LLC is the manager of AM BV2018 LLC. Oncology GP is the general partner of Oncology LP, the General Partner of Oncology (Cayman), the General Partner of UBS Oncology. Dr. Ansbert Gadicke is managing director of BV 2014 LLC, a managing director of BV2018 LLC and the managing director of Oncology GP. Dr. Ansbert Gadicke, Dr. Luke Evnin and Todd Foley are the members of BV2014 LLC and share voting and dispositive power over the shares held by each of MPM 2014, MPM B 2014 and MPM 2014 LLC. MPM BioVentures 2018 LLC, or BV2018 LLC, is the Managing Member of MPM BioVentures 2018 GP LLC, which is the General Partner of MPM 2018 and MPM B 2018. MPM 2018 LLC invests alongside MPM 2018 and MPM B 2018. Dr. Ansbert Gadicke, Dr. Luke Evnin, Todd Foley, and Edward Hurwitz are the members of BV2018 LLC and share voting and dispositive power over the shares held by each of MPM 2018, MPM B 2018 and MPM 2018 LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address for each of the entities listed in this footnote is c/o MPM Capital, 450 Kendall Street, Cambridge, Massachusetts 02142.
(2)
Information herein is based solely on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 23, 2024. The address of BlackRock is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(3)
Information herein is based solely on a Schedule 13D filed by RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky and Rajeev Shah with the SEC on August 5, 2020 and a Form 4 filed by RA Capital, RA Capital Healthcare RA Fund GP, LLC as the general partner of RA Capital Healthcare RA Fund, L.P. (the “RA Fund”), Peter Kolchinsky and Rajeev Shah with the SEC on June 10, 2022. Includes (i) 3,024,303 shares held by the RA Fund, (ii) 421,207 shares held in a separately managed account (the “Account”), (iii) 971,749 shares held by RA Capital Nexus RA Fund, L.P. (the “Nexus Fund”) and (iv) 50,754

shares of common stock underlying options exercisable within 60 days of April 16, 2024 held by Derek DiRocco as reported on Form 4s filed on October 21, 2020, June 21, 2021 and June 10, 2022. RA Capital Healthcare Fund GP, LLC is the general partner of the RA Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the RA Fund, the Account, and the Nexus Fund. Mr. DiRocco, a member of our Board, is a partner of RA Capital. Under Mr. DiRocco's arrangement with RA Capital, Mr. DiRocco holds the options referenced above for the benefit of the RA Fund and the Nexus RA Fund. Mr. DiRocco is obligated to turn over to RA Capital any net cash or stock received upon exercise of the option, which will offset advisory fees owed by the RA Fund and the Nexus Fund to RA Capital. Each of RA Capital, the RA Fund, Peter Kolchinsky and Rajeev Shah disclaim beneficial ownership of the option and underlying common stock except to the extent of their pecuniary interest. The address of each of RA Capital, the RA Fund, Dr. Kolchinsky and Mr. Shah is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(4)
Information herein is based solely on (i) a Schedule 13D filed by Boxer Capital, Boxer Asset Management, Inc. (“Boxer Management”), MVA Investors, LLC (“MVA Investors”), Aaron Davis and Joe Lewis on May 11, 2022, (ii) a Form 4 filed by Aaron Davis on June 10, 2022 and (iii) a Form 4 filed by Boxer Capital on August 25, 2023. Consists of (i) 1,804,058 shares held by Boxer Capital and (ii) 50,754 shares of common stock underlying options exercisable within 60 days of April 16, 2024 held by Aaron Davis. Boxer Management is the managing member and majority owner of Boxer Capital and Joe Lewis is the sole indirect owner of and controls Boxer Management. MVA Investors is the independent, personal investment vehicle of certain employees of Boxer Capital. Aaron Davis, a member of our Board, is the Chief Executive Officer of Boxer Capital, is a member of and has voting and dispositive power over securities held by MVA Investors. The mailing address of each of Boxer Capital, MVA Investors and Aaron I. Davis is: 12860 El Camino Real, Suite 300, San Diego, CA 92130. The mailing address of each of Boxer Management and Joe Lewis is: c/o Cay House, EP Taylor Drive N7776, Lyford Cay, New Providence, Bahamas.
(5)
Information herein is based solely on a Schedule 13G filed by EcoR1 Capital, LLC (“EcoR1”), EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund”) and Oleg Nodelman (“Nodelman”) with the SEC on February 16, 2024. EcoR1 is the general partner and investment adviser of investment funds, including Qualified Fund. Mr. Nodelman is the control person of EcoR1. Consists of (i) 1,944,672 shares beneficially owned by EcoR1 and (ii) 1,834,943 shares beneficially owned by Qualified Fund. Qualified Fund filed this statement jointly with EcoR1 and Nodelman, but not as a member of a group and it expressly disclaims membership in a group. Each of EcoR1, Qualified Fund and Nodelman disclaims beneficial ownership to the extent of that person’s pecuniary interest therein. The mailing address of each of the filers is 357 Tehama Street #3, San Francisco, CA 94103.
(6)
Consists of (i) 21,263 shares held by Dr. Detheux, (ii) 35,000 shares of common stock underlying restricted stock units and (iii) 2,188,836 shares of common stock underlying options exercisable within 60 days of April 16, 2024. Included in that amount is 1,594,601 shares of common stock underlying options exercisable within 60 days of April 16, 2024 that Dr. Detheux has transferred into a trust.
(7)
Consists of (i) 93,898 shares of common stock, (ii) 44,000 shares of common stock underlying restricted stock units and (iii) 471,211 shares of common stock underlying options exercisable within 60 days of April 16, 2024.
(8)
Consists of (i) 19,429 shares of common stock, (ii) 41,000 shares of common stock underlying restricted stock units and (iii) 467,084 shares of common stock underlying options exercisable within 60 days of April 16, 2024.
(9)
Consists of 73,137 shares of common stock underlying options exercisable within 60 days of April 16, 2024. Aaron Davis, a member of our Board, is the Chief Executive Officer of Boxer Capital, which is a member of and has voting and dispositive power over securities held by MVA Investors.
(10)
Consists of 359,119 shares of common stock underlying options exercisable within 60 days of April 16, 2024.
(11)
Consists of 193,815 shares of common stock underlying options exercisable within 60 days of April 16, 2024.
(12)
Consists of 77,698 shares of common stock underlying options exercisable within 60 days of April 16, 2024.
(13)
Consists of 77,698 shares of common stock underlying options exercisable within 60 days of April 16, 2024.
(14)
Consists of 100,315 shares of common stock underlying options exercisable within 60 days of April 16, 2024.
(15)
Consists of (i) 134,590 shares of common stock, (ii) 151,000 shares of common stock underlying restricted stock units and (iii) 4,219,037 shares of common stock underlying options exercisable within 60 days of April 16, 2024.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our equity securities to file reports of holdings and transactions in securities of the Company with the SEC.

Based solely on our review of copies of reports filed pursuant to Section 16(a), or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2023, all officers (within the meaning of Rule 16a-1(f)), directors and greater than 10% stockholders, with the exception of one late Form 5 filing by Michel Detheux with respect to two transactions, timely complied with all applicable filing requirements of Section 16(a).

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to the (1) integrity of iTeos’ financial statements and iTeos' accounting and financial reporting processes and financial statement audits, (2) iTeos' compliance with legal and regulatory requirements, (3) the qualifications, independence, and performance of iTeos’ independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (4) iTeos' internal control over financial reporting, and (5) the performance of iTeos' internal audit function.

Management is responsible for the preparation of iTeos’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of iTeos’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of iTeos for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements of iTeos be included in iTeos’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF ITEOS THERAPEUTICS INC.

Ann D. Rhoads, Chairperson
David K. Lee
Jill M. DeSimone

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon email or oral request to www.envisionreports.com/ITOS, or 1-866-641-4276. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our proxy statement for next year’s annual meeting must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 26, 2024. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 13, 2025 and no later than March 13, 2025. Stockholder proposals and the required notice should be addressed to iTeos Therapeutics, Inc., 321 Arsenal Street, Suite 301, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

In addition to satisfying the requirements under the bylaws described in the immediately preceding two paragraphs, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then such notice must be delivered by the later of (A) the 60th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

OTHER MATTERS

Our Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

iTEOS THERAPEUTICS

VOTE

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Go to **www.envisionreports.com/ITOS** or scan the QR code – login details are located in the shaded bar below.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR all director nominees and FOR Proposal 2.

	For	Withhold		For	Withhold
01 - Jill M. DeSimone	☐	☐	02 - David K. Lee	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X

03YX8B

2024 Annual Meeting of Stockholders of iTeos Therapeutics, Inc.
June 11, 2024, 8:30 am ET

The 2024 Annual Meeting of Stockholders of iTeos Therapeutics, Inc. will be held on Tuesday, June 11, 2024 at 8:30 am ET, virtually via the internet at meetnow.global/M6ZPMUW.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/ITOS

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ITOS

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

iTEOS THERAPEUTICS

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iTeos Therapeutics, Inc.

Notice of 2024 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 11, 2024

Michel Detheux and David L. Hallal, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of iTeos Therapeutics, Inc. Stockholders to be held on June 11, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the director nominees and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.	**Comments** – Please print your comments below.

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